UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Mac-Gray Corporation

(Name of Registrant as Specified in Its Charter)

Fairview Capital

Fairview Capital Investment Management, LLC

Darlington Partners, L.P.

Andrew F. Mathieson

Scott W. Clark

Bruce C. Ginsberg

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copy to:

John M. Newell, Esq.

Latham & Watkins LLP

505 Montgomery Street, Suite 2000

San Francisco, California 94111

(415) 391-0600

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Fairview Capital Investment Management, LLC

March    , 2009

Dear Fellow Stockholder of Mac-Gray Corporation:

This Proxy Statement contains important information concerning the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Mac-Gray Corporation (“Mac-Gray”) — please read it carefully. Fairview Capital Investment Management, LLC and certain of its affiliates and associates (collectively, “Fairview Capital”) are the beneficial owners of an aggregate of 851,346 shares of common stock of Mac-Gray, representing approximately 6.4% of the outstanding shares of common stock. We have been a stockholder of Mac-Gray for nearly five years and we believe that the Board of Directors of Mac-Gray (the “Board”) is not acting in the best interests of Mac-Gray’s stockholders. We are therefore soliciting your proxy to vote in favor of the following at the Annual Meeting:

(1)	To elect Scott W. Clark and Bruce C. Ginsberg, our two nominees, to serve as Class III directors in opposition to Mac-Gray’s two incumbent Class III directors whose terms expire at the Annual Meeting;

(2)	To request that the Board initiate the appropriate processes to amend Mac-Gray’s bylaws and each appropriate governing document to provide for a majority vote standard for the election of directors in uncontested elections;

(3)	To request that the Board, in compliance with applicable law, take the steps necessary to declassify the Board by reorganizing the Board into one class subject to election each year;

and to transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of such meeting.

We are not seeking control of the Board of Directors at the Annual Meeting and our nominees if elected would represent a minority of the members of the Board. However, we hope that this election contest sends a strong message to the other Mac-Gray directors that stockholders are not satisfied with Mac-Gray’s current performance, management and corporate governance, and require representation in the board room.

If you have already voted for the incumbent management slate, you have every right to change your vote by submitting a later dated proxy.

FAIRVIEW CAPITAL URGES STOCKHOLDERS TO SUBMIT THE ENCLOSED GOLD PROXY CARD, TO HAVE THEIR SHARES VOTED FOR THE ELECTION OF SCOTT W. CLARK AND BRUCE C. GINSBERG AND FOR THE TWO ADDITIONAL PROPOSALS REFERRED TO ABOVE AT THE ANNUAL MEETING.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD OR FOLLOW THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET TODAY.

Thank you for your support,

Andrew F. Mathieson, Managing Member Fairview Capital Investment Management, LLC

2009 ANNUAL MEETING OF STOCKHOLDERS

OF

MAC-GRAY CORPORATION

PROXY STATEMENT

of

FAIRVIEW CAPITAL

FAIRVIEW CAPITAL INVESTMENT MANAGEMENT, LLC

DARLINGTON PARTNERS, L.P.

ANDREW F. MATHIESON

SCOTT W. CLARK

BRUCE C. GINSBERG

To Our Fellow Mac-Gray Stockholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders of Mac-Gray Corporation (“Mac-Gray” or the “Company”) in connection with the solicitation of proxies by Fairview Capital Investment Management, LLC and certain of its affiliates and associates (collectively, “Fairview Capital,” “we” or “us”), to be used at the 2009 Annual Meeting of Stockholders of Mac-Gray (the “Annual Meeting”) which is scheduled to be held at 10:00 A.M., local time, on Friday, May 8, 2009, at the Goodwin Procter LLP Conference Center, Second Floor, 53 State Street, Boston, Massachusetts 02109, and at any adjournments or postponements thereof. This Proxy Statement and the GOLD proxy card are first being furnished to Mac-Gray’s stockholders on or about            , 2009.

We believe that the Board of Directors of Mac-Gray (the “Board”) is not acting in the best interests of Mac-Gray’s stockholders. We are therefore soliciting your proxy to vote in favor of the following at the Annual Meeting:

Proposal 1:	To elect Scott W. Clark and Bruce C. Ginsberg, our two nominees (collectively, our “Nominees”), to serve as Class III directors in opposition to Mac-Gray’s two incumbent Class III directors whose terms expire at the Annual Meeting;

Proposal 2:	To request that the Board initiate the appropriate processes to amend Mac-Gray’s bylaws and each appropriate governing document to provide that director nominees, in uncontested elections, shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders;

Proposal 3:	To request that the Board, in compliance with applicable law, take the steps necessary to declassify the Board by reorganizing the Board into one class subject to election each year;

and to transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of such meeting.

This Proxy Statement is soliciting proxies to elect Scott W. Clark and Bruce C. Ginsberg. The participants in our solicitation intend to vote all of their shares of common stock in favor of our Nominees and will not vote their shares in favor of any of Mac-Gray’s nominees.

SCOTT W. CLARK AND BRUCE C. GINSBERG ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL STOCKHOLDERS OF MAC-GRAY. THIS SOLICITATION IS BEING MADE BY FAIRVIEW CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF MAC-GRAY. FAIRVIEW CAPITAL URGES STOCKHOLDERS TO SUBMIT THE ENCLOSED GOLD PROXY CARD TO HAVE THEIR SHARES VOTED FOR THE ELECTION OF SCOTT W. CLARK AND BRUCE C. GINSBERG AND FOR PROPOSALS 2 AND 3 AT THE ANNUAL MEETING.

Each of our Nominees has consented to being named in this Proxy Statement and, if elected, to serve as director. Our Nominees and each of the other Participants (as defined below) have no interest in Mac-Gray other than through the beneficial ownership (if any) of shares of common stock, par value $0.01 per share, of Mac-Gray or other securities (if any) of Mac-Gray as disclosed herein.

IMPORTANT

According to Mac-Gray’s Amended and Restated By-Laws (the “Bylaws”) and applicable law, the election of our Nominees requires a plurality of the votes properly cast on the election of directors by the holders of Mac-Gray’s common stock. Proposals 2 and 3 each require the affirmative vote of a majority of the votes properly cast for and against such proposals at a meeting at which a quorum is present. As a result, your vote is extremely important. We urge you to sign, date and return the enclosed GOLD proxy card or follow the instructions on the GOLD proxy card to submit a proxy by telephone or Internet to vote FOR the election of Scott W. Clark and Bruce C. Ginsberg and FOR Proposals 2 and 3.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY MAC-GRAY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE THAT PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY FOLLOWING THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT A PROXY BY TELEPHONE OR INTERNET OR BY VOTING IN PERSON AT THE ANNUAL MEETING. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

IF YOU HOLD YOUR STOCK IN STREET-NAME, YOU SHOULD COMPLETE THE GOLD VOTING INSTRUCTION FORM THAT YOU ARE PROVIDED BY YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE AND RETURN IT AS REQUESTED OR FOLLOW THE INSTRUCTIONS FOR SUBMITTING A PROXY BY TELEPHONE OR THROUGH THE INTERNET PRINTED ON THE FORM. SEE “QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION, VOTING AND PROXY PROCEDURES” BELOW.

If you have questions or need assistance voting your shares, contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free at: (888) 750-5834

Banks and Brokers Call Collect at: (212) 750-5833

Only holders of record of Mac-Gray’s common stock as of the close of business on March 26, 2009 (the “Record Date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the proxy statement of Mac-Gray for the Annual Meeting, filed with the Securities and Exchange Commission (“Mac-Gray’s Proxy Statement”), as of the Record Date, there were outstanding     shares of common stock of Mac-Gray. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of common stock of Mac-Gray held on the Record Date.

As of the Record Date, the Participants beneficially owned an aggregate of     shares of common stock of Mac-Gray, representing approximately     % of the outstanding shares of common stock. The Participants intend to vote such shares FOR the election of Scott W. Clark and Bruce C. Ginsberg and FOR Proposals 2 and 3.

WE URGE YOU TO VOTE YOUR SHARES AT THE ANNUAL MEETING FOR THE ELECTION OF SCOTT W. CLARK AND BRUCE C. GINSBERG AND FOR PROPOSALS 2 AND 3 BY SUBMITTING THE ENCLOSED GOLD PROXY CARD TODAY. PLEASE SIGN, DATE AND RETURN THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT A PROXY BY TELEPHONE OR INTERNET.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION,

VOTING AND PROXY PROCEDURES

Who is making this Solicitation?

The participants in this solicitation consist of Fairview Capital Investment Management, LLC, a California limited liability company, Fairview Capital, a California corporation, Darlington Partners, L.P., a Delaware limited partnership, Andrew F. Mathieson, Scott W. Clark and Bruce C. Ginsberg (collectively, the “Participants” or “Fairview Capital”). This solicitation is not being made by the Board of Directors or management of Mac-Gray.

What matters am I being asked to vote on?

Fairview Capital is soliciting your proxy to vote as follows on the following matters at the Annual Meeting of Stockholders:

Proposal 1 – Election of Directors

Fairview Capital is soliciting your proxy to vote “FOR” the election of Scott W. Clark and Bruce C. Ginsberg to the Board of Directors of Mac-Gray in opposition to Mac-Gray’s two incumbent directors whose terms expire at the Annual Meeting.

If you submit the GOLD proxy card and make no indication with respect to the election of directors, your proxy will be voted “FOR” Scott W. Clark and Bruce C. Ginsberg.

Proposal 2 – Majority Voting in Director Elections

Fairview Capital is soliciting your proxy to vote “FOR” a stockholder proposal asking the Board to initiate the appropriate processes to amend Mac-Gray’s bylaws and each appropriate governing document to provide that director nominees, in uncontested elections, shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders.

If you submit the GOLD proxy card and make no indication with respect to Proposal 2, your proxy will be voted “FOR” Proposal 2.

Proposal 3 – Declassification of the Board of Directors

Fairview Capital is soliciting your proxy to vote “FOR” a stockholder proposal asking the Board, in compliance with applicable law, to take the steps necessary to declassify the Board by reorganizing the Board into one class subject to election each year.

If you submit the GOLD proxy card and make no selection with respect to Proposal 3, your proxy will be voted “FOR” Proposal 3.

In addition, if you sign and return the accompanying GOLD proxy card or use the GOLD proxy card to vote by telephone or Internet, the proxy holders are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What is the recommendation of Fairview Capital as to how I should vote?

Fairview Capital recommends you submit the GOLD proxy card to have your shares voted at the Annual Meeting FOR the election to the Mac-Gray Board of Directors of Scott W. Clark and Bruce C. Ginsberg and FOR Proposals 2 and 3.

What do I need to do now?

This Proxy Statement contains important information about Mac-Gray, our Nominees, Proposals 2 and 3, the Participants and our solicitation. We urge you to read this Proxy Statement carefully, including its annexes. After carefully reading and considering the information set forth in this Proxy Statement, please submit the GOLD proxy card to have your shares of common stock held on the Record Date voted at the Annual Meeting, or provide proper voting instructions with respect to such shares to your broker, bank, custodian or other nominee, as soon as possible so that your common stock will be represented and voted at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

According to Mac-Gray’s Bylaws and applicable law, holders of shares of Mac-Gray’s common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

How do I vote my shares if I am a stockholder of record?

As explained in the detailed instructions on your GOLD proxy card, if you are a stockholder of record, you may submit your proxy by telephone or on the Internet, by mail or in person at the Annual Meeting. To submit a proxy by telephone or Internet, follow the instructions on the enclosed GOLD proxy card. To submit your proxy by mail, sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. Alternatively, you can attend the Annual Meeting and vote in person. Written ballots will be distributed to Stockholders who wish to vote in person at the Annual Meeting. To ensure that your shares are voted, we recommend that you submit the enclosed GOLD proxy card even if you plan to attend the Annual Meeting in person.

How do I vote shares that I hold through a broker, bank, custodian or other nominee?

If you hold shares through someone else, such as a broker, bank, custodian or other nominee (also known as holding shares in “Street-name”), you will receive voting material from that firm. Please complete the GOLD voting instruction form and return it as requested by your custodian. You may also be able to return your instructions by Internet or telephone – please see the voting form for instructions on how to access those voting methods.

If you hold your shares in Street-name, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank, custodian or other nominee and present it at the Annual Meeting.

What do I do if I receive a             proxy card from Mac-Gray?

We urge you not to return any             proxy card that Mac-Gray’s Board of Directors may send you. If you submit a proxy to us by signing and returning the enclosed GOLD proxy card or by following the instructions on the GOLD proxy card to submit a proxy by telephone or Internet, returning a later-dated         card will have the effect of revoking your earlier proxy. Only your latest-dated proxy will be counted at the Annual Meeting.

If you have already sent a             proxy card to Mac-Gray for the matters to be voted on, you may revoke it and have your shares voted at the Annual Meeting “FOR” the election of Scott W. Clark and Bruce C. Ginsberg and “FOR” Proposals 2 and 3 by signing, dating and returning the enclosed GOLD proxy card or by following the instructions on the GOLD proxy card to submit a proxy by telephone or Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

What happens if I fail to instruct my broker, bank, custodian or other nominee?

If you hold your shares in Sreet-name through a broker, bank or other custodian, only the broker, bank, custodian or other nominee can vote your shares. In order to ensure that your shares are voted at the Annual Meeting, you must give specific instructions regarding how to vote your shares.

If you do not give specific instructions regarding how to vote your shares, the broker, bank, custodian or other nominee may not exercise their discretion to vote your shares with respect to the election of directors and Proposals 2 and 3. As a result, we strongly urge you to give specific instruction regarding how to vote your shares by completing the GOLD voting instruction form provided to you by your custodian and returning it as requested by the firm.

What happens if I return a signed proxy without voting instructions?

All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy card, your shares will be voted in accordance with that specification.

If you executed your GOLD proxy but failed to provide specific instructions on how to vote, your common stock will be voted (i) FOR the election of each of Scott W. Clark and Bruce C. Ginsberg, (ii) FOR Proposals 2 and 3 and (iii) in the proxy holder’s discretion as to other matters that may properly come before the Annual Meeting.

What is the quorum for the Annual Meeting?

According to Mac-Gray’s Bylaws and applicable law, a majority of the shares of common stock of Mac-Gray entitled to vote, present in person or represented by proxy at the Annual Meeting shall constitute a quorum. Shares of common stock represented by a proxy marked “abstain” will be considered present at the Annual Meeting for purposes of determining a quorum. There will not be any broker non-votes with respect to the election of directors and Proposals 2 and 3.

What is the vote required to approve matters at the Annual Meeting? What is the effect of abstentions and broker non-votes?

According to Mac-Gray’s Bylaws and applicable law, directors are elected by a plurality of the votes properly cast on the election of directors. Proposals 2 and 3 each require the affirmative vote of a majority of the votes properly cast for and against such proposals at a meeting at which a quorum is present. Votes on the election of directors that are withheld will not be counted toward the election of directors or toward the election of individual nominees specified in the form of proxy and, thus, will have no effect on the outcome of the election. A proxy marked “abstain” will have no effect on the outcome of Proposals 2 and 3. There will not be any broker non-votes with respect to the election of directors and Proposals 2 and 3.

Who may attend and vote at the Annual Meeting?

All Mac-Gray stockholders of record as of the Record Date may attend and vote at the Annual Meeting. If you hold your stock in Street-name, you may attend and vote in person at the Annual Meeting only if you obtain a “legal proxy” from your broker, bank, custodian or other nominee.

Should I submit a proxy even if I plan to attend the Annual Meeting?

Whether or not you plan to attend the Annual Meeting, we urge you to submit promptly the GOLD proxy card to ensure that your shares are voted. Returning the enclosed GOLD proxy card by mail or following the instructions on the GOLD proxy card to submit a proxy by telephone or Internet will not affect your right to attend the Annual Meeting and vote in person.

How do I revoke a proxy?

If you are a stockholder of record, you may revoke or change your proxy instructions at any time prior to the vote at the Annual Meeting by:

•	submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any proxy cards which you may have submitted to Mac-Gray;

•	attending the Annual Meeting and withdrawing your proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

•	delivering written notice of revocation to the Secretary of Mac-Gray at 404 Wyman Street, Suite 400, Waltham, MA 02451, Attention: Linda Serafini, Secretary.

Although a revocation is effective if delivered to Mac-Gray, Fairview Capital requests that a copy of any revocation be mailed to Fairview Capital c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, so that Fairview Capital will be aware of all revocations.

If you hold your stock in Street-name, and you submit a proxy, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder’s procedures. If you hold your stock in Street-name, you may also attend and vote in person at the Annual Meeting, but only if you obtain a “legal proxy” from your broker, bank, custodian or other nominee.

IF YOU PREVIOUSLY SIGNED AND RETURNED A             PROXY CARD TO MAC-GRAY, WE URGE YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE GOLD PROXY CARD OR FOLLOWING THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT A PROXY BY TELEPHONE OR INTERNET, (2) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (3) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF MAC-GRAY WITH A COPY DELIVERED TO FAIRVIEW CAPITAL. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

IF YOU HOLD YOUR STOCK IN STREET-NAME AND YOU PREVIOUSLY RETURNED A PROXY CARD TO YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE, WE URGE YOU TO REVOKE IT BY (1) INFORMING THE HOLDER OF RECORD IN ACCORDANCE WITH THAT HOLDER’S PROCEDURES OR (2) OBTAINING A “LEGAL PROXY” FROM YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE AND ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

Who can help answer my questions?

If you would like additional copies of this document, would like to ask any additional questions or need assistance voting your GOLD proxy card, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free at: (888) 750-5834

Banks and Brokers Call Collect at: (212) 750-5833

PROPOSAL 1 – ELECTION OF DIRECTORS – VOTE FOR THE ELECTION OF

SCOTT W. CLARK AND BRUCE C. GINSBERG

According to Mac-Gray’s proxy statement for its 2008 annual meeting of stockholders, filed with the Securities and Exchange Commission (“SEC”) on April 16, 2008 (the “Mac-Gray 2008 Proxy”), the Board of Directors of Mac-Gray is currently composed of eight directors divided into three classes serving three-year terms, with one class of directors elected by stockholders annually. According to the Mac-Gray 2008 Proxy, two Class III directors’ terms will expire at the Annual Meeting.

We are seeking your support at the Annual Meeting to elect Scott W. Clark and Bruce C. Ginsberg as Class III directors in opposition to the two incumbent Class III directors of Mac-Gray. If elected, Scott W. Clark and Bruce C. Ginsberg will represent a minority of the members of the Board. Each of Scott W. Clark and Bruce C. Ginsberg is independent from Mac-Gray in accordance with the SEC and New York Stock Exchange rules regarding director independence. Each of our Nominees has consented to serve as a director of Mac-Gray, if elected, and to be named in this Proxy Statement as a nominee for election to the Board of Directors of Mac-Gray.

On February 19, 2009, Darlington Partners, L.P. delivered a letter to Mac-Gray, notifying Mac-Gray that Darlington Partners, L.P. nominates and will seek to elect at the Annual Meeting Scott W. Clark and Bruce C. Ginsberg as members of the Board of Directors of Mac-Gray. Our Nominees, if elected, would serve a three-year term as Class III directors and hold office until the 2012 annual meeting of stockholders and until a successor has been duly elected and qualified. Background information about each of our Nominees is set forth below.

OUR NOMINEES

Set forth below are the name, age, business address, present principal occupation and employment and material occupations, positions, offices, or employments for at least the last five years of each of our Nominees. This information has been furnished to Darlington Partners, L.P. by our Nominees.

Scott W. Clark (age 36): From 2002 to the present, Mr. Clark has been a Vice President, member and portfolio manager with Fairview Capital Investment Management, LLC, an SEC-registered independent investment advisor, and a managing partner and portfolio manager for Darlington Partners, L.P., a private investment partnership of which Fairview Capital Investment Management, LLC is the general partner. Mr. Clark earned an undergraduate degree from Brown University and an MBA from Stanford University’s Graduate School of Business.

Bruce C. Ginsberg (age 50): From June 2006 to the present, Mr. Ginsberg has been President, Chief Executive Officer and a director of MooBella LLC, a company that has developed an innovative ice cream dispensing system for foodservice operations. From 2001 to June 2006, Mr. Ginsberg was President, Chief Operating Officer and a director of MooBella LLC. From 1999 to the present, Mr. Ginsberg has been the founder, President and sole stockholder of New England Ice Cream Corporation, a company that distributes nationally branded frozen desserts to retail, food service and machine vending accounts. Mr. Ginsberg earned his BS degree and MBA from Boston College.

Our Nominees will not receive any compensation from any of the Participants for their services as directors of Mac-Gray. However, Fairview Capital Investment Management, LLC and Darlington Partners, L.P. have signed a letter agreement with Mr. Ginsberg pursuant to which they will indemnify Mr. Ginsberg against certain legal actions arising from our solicitation of proxies from Mac-Gray’s stockholders in connection with the Annual Meeting and any related transactions. Neither Nominee received any compensation from Mac-Gray during Mac-Gray’s last completed fiscal year. Other than as stated herein, there are no arrangements or understandings between the other Participants in our solicitation and any of our Nominees or any other person or persons pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each of our Nominees to be named in this Proxy Statement and to serve as a director of Mac-Gray if elected as such at the Annual Meeting. Neither of our Nominees nor any of their associates is a party adverse to Mac-Gray or any of its subsidiaries or has a material interest adverse to Mac-Gray or any of its subsidiaries in any material pending legal proceedings.

We do not expect that our Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the shares of common stock represented by the enclosed GOLD proxy card will be voted for substitute nominees. In addition, the Participants reserve the right to nominate substitute persons if Mac-Gray makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying our Nominees. In any such case, shares of common stock represented by the enclosed GOLD proxy card will be voted for such substitute nominees. The Participants reserve the right to nominate additional persons if Mac-Gray increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Furthermore, the Participants reserve the right to nominate additional or substitute nominees and to propose other business to be considered by the stockholders at the Annual Meeting if Mac-Gray advances the date of the Annual Meeting more than 30 days before, or delays the date of the Annual Meeting by more than 60 days after, the first anniversary of Mac-Gray’s 2008 annual meeting of stockholders, pursuant to Mac-Gray’s Bylaws and applicable law. Additional nominations made pursuant to the preceding sentences are without prejudice to any position that the Participants might take that any attempt to increase the size of the current Board, to reconstitute or reconfigure the classes on which the current directors serve or to advance or delay the date of the Annual Meeting constitutes an unlawful manipulation of Mac-Gray’s corporate machinery.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF SCOTT W. CLARK AND BRUCE C. GINSBERG IN OPPOSITION TO MAC-GRAY’S TWO INCUMBENT DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING.

PROPOSAL 2 – MAJORITY VOTING IN DIRECTOR ELECTIONS

At the Annual Meeting, we believe that a stockholder, or an authorized agent of such stockholder, will present the following stockholder proposal to be voted on by the stockholders of Mac-Gray:

RESOLVED, that the shareholders of our Company hereby request that the Board of Directors initiate the appropriate processes to amend the Company’s by-laws and each appropriate governing document to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement

To provide shareholders a meaningful role in director elections, our Company’s director election vote standard should be changed to a majority vote standard. A majority vote standard would require that a nominee receive a majority of the votes cast to be elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards.

Our Company presently uses a plurality vote standard in all director elections. Under the plurality vote standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee. That means that even if 99.99% were “withheld” from a director, that same director could still be serving on the Board if she/he received just 0.01% of the vote.

In response to strong shareholder support for a majority vote standard in director elections, an increasing number of companies, including Intel, Dell, General Electric, Motorola, Texas Instruments, Safeway, Home Depot, Gannett, and Supervalu, have adopted a majority vote standard in company bylaws. Additionally, these companies have adopted bylaws or policies to address post-election issues related to the status of director nominees that fail to win election. At the time of the submission of this proposal, our Company and its Board had not taken any similar action.

With a majority vote standard in place, the Board can consider developing post-election procedures to address the status of directors that fail to win election. A combination of a majority vote standard and a post-election director resignation policy would establish a meaningful right for shareholders to elect directors, while reserving for the Board an important post-election role in determining the continued status of an unelected director. We feel this combination of the majority vote standard with a post-election policy represents a true majority vote standard.

Sixty-one proposals on this topic won an average of 51.7% of the vote in 2007 and 2008 – including 28 resolutions receiving majority votes, according to RiskMetrics.

We urge your support FOR this important reform.

WE STRONGLY URGE YOU TO VOTE FOR PROPOSAL 2.

PROPOSAL 3 – SHAREHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS

At the Annual Meeting, Darlington Partners, L.P., or its authorized agent, will present the following stockholder proposal to be voted on by the stockholders of Mac-Gray:

RESOLVED, that the stockholders of Mac-Gray Corporation (the “Company”) request that the board of directors, in compliance with applicable law, take the steps necessary to reorganize the board of directors into one class subject to election each year. The implementation of this proposal should not affect the unexpired terms of directors elected to the board at or prior to the 2009 annual meeting.

Supporting Statement

We believe accountability of the board of directors to the Company’s shareholders is of paramount importance. This is why we are sponsoring this proposal which, if implemented, would seek to reorganize the board of directors of the Company so that each director stands before the shareholders for re-election each year. We hope to eliminate the Company’s so-called “classified board,” whereby the directors are divided into three classes, each serving a three-year term. Under the current structure, shareholders can only vote on a portion of the board of directors at any given time.

We believe that corporate governance procedures and practices, and the level of accountability they impose, are closely related to financial performance. It is intuitive that when directors are accountable for their actions, they perform better. A staggered board has been found to be one of six entrenching mechanisms that are negatively correlated with company performance. See “What Matters in Corporate Governance?” Lucian Bebchuk, Alma Cohen & Allen Ferrell, Harvard Law School, Discussion Paper No. 491 (09/2004, revised 03/2005). We also believe that shareholders are willing to pay a premium for corporations with excellent corporate governance. If the Company were to take the steps necessary to declassify its board of directors, it would be a strong statement that this Company is committed to good corporate governance and its long-term financial performance.

We seek to improve that performance and ensure the Company’s continued viability through this structural reorganization of the board of directors. If passed, shareholders might have the opportunity to register their views at each annual meeting – on performance of the board of directors as a whole and of each director as an individual. We believe that such annual accountability will serve to keep directors closely focused on the performance of top executives and on increasing shareholder value.

Additionally, the evidence indicates that shareholders at other companies favor declassified boards. Shareholder proposals urging annual elections of all directors received, on average, over 66% of the vote in 2006, 2007 and the first half of 2008, according to the 2008 Annual Corporate Governance Review from Georgeson Inc.

We urge you to join us in voting to declassify the election of directors, as a powerful tool for management incentive and accountability. We urge you to vote FOR this proposal.

WE STRONGLY URGE YOU TO VOTE FOR PROPOSAL 3.

OTHER PROPOSALS

Fairview Capital knows of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their discretion.

PARTICIPANTS IN SOLICITATION OF PROXIES

The participants in our solicitation of proxies from stockholders of Mac-Gray are Fairview Capital Investment Management, LLC, a California limited liability company (“FCIM LLC”), Fairview Capital, a California corporation (“FC Corp.”), Darlington Partners, L.P., a Delaware limited partnership (“Darlington”), Andrew F. Mathieson, Scott W. Clark and Bruce C. Ginsberg. FC Corp. is the manager of FCIM LLC, an SEC-registered independent investment advisor, and FCIM LLC is the general partner of Darlington, a private investment partnership. Mr. Mathieson is the sole stockholder and President of FC Corp. and is the managing member of FCIM LLC. Mr. Clark is a Vice President, member and portfolio manager of FCIM LLC and a managing partner and portfolio manager of Darlington Partners, L.P. Mr. Ginsberg is President, Chief Executive Officer and a director of MooBella LLC, a company that has developed an innovative ice cream dispensing system for foodservice operations, and founder, President and sole stockholder of New England Ice Cream Corporation, a company that distributes nationally branded frozen desserts to retail, food service and machine vending accounts.

The principal business address of FC Corp., FCIM LLC, Darlington, Mr. Mathieson and Mr. Clark is 300 Drakes Landing Road, Suite 250, Greenbrae, CA 94904. The principal business address of Mr. Ginsberg is MooBella, LLC, 555 Constitution Drive, Taunton, MA 02780-7365.

As of the date hereof, FCIM LLC is deemed to indirectly beneficially own 851,346 shares of common stock of Mac-Gray, representing approximately 6.4% of Mac-Gray’s outstanding shares (based upon the 13,378,068 shares stated to be outstanding as of November 7, 2008 by Mac-Gray in Mac-Gray’s Quarterly Report filed on Form 10-Q with the SEC for the quarter ended September 30, 2008), which includes 803,146 shares owned of record and beneficially by Darlington, 41,000 shares beneficially owned by FCIM LLC in actively managed client accounts and 7,200 shares beneficially owned by FCIM LLC in non-managed employee accounts for which FCIM LLC does not receive management fees. Darlington is the owner of record of 100 shares and is deemed to directly beneficially own an additional 803,046 shares in Street-name. Each of FC Corp., Mr. Mathieson and Mr. Clark, by virtue of their respective relationships to FCIM LLC, are deemed to indirectly beneficially own the 851,346 shares which FCIM LLC is deemed to beneficially own. Messrs. Mathieson and Clark disclaim beneficial ownership with respect to such shares except to the extent of their respective pecuniary interests therein. Each of FCIM LLC, FC Corp., Mr. Mathieson and Mr. Clark has shared voting power and shared investment power with regard to the 851,346 shares which FCIM LLC is deemed to beneficially own. Darlington has shared voting power and shared investment power with regard to the 803,146 shares it owns of record and is deemed to own beneficially. Mr. Ginsberg does not own, and has never owned, beneficially or of record, any shares of capital stock of Mac-Gray.

For information regarding purchase and sales of securities of Mac-Gray during the past two years by the Participants, including our Nominees, please see Annex A attached hereto.

As stated above, Mr. Mathieson is the sole stockholder and President of FC Corp. and is the managing member of FCIM LLC, and he is a party to agreements that reflect such relationships with such Participants. Mr. Clark is a Vice President, member and portfolio manager of FCIM LLC and a managing partner and portfolio manager of Darlington Partners, L.P., and he is a party to agreements that reflect such relationships with such Participants.

Darlington sent a letter to Mac-Gray, dated December 19, 2008, whereby Darlington submitted a stockholder proposal to Mac-Gray, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), relating to the declassification of Mac-Gray’s Board of Directors. Additionally, Peter Mathieson and Margaret Conver as trustees (the “Trustees”) of the Abigail B Mathieson Trust U/A DTD 8/31/1991 (the “Trust”) sent a letter to Mac-Gray, dated December 19, 2008, whereby the Trustees submitted a stockholder proposal to Mac-Gray, pursuant to Rule 14a-8 of the Exchange Act, relating to a majority vote standard in uncontested director elections. Darlington has an interest in the stockholder proposal it submitted to Mac-Gray, as the stockholder proponent, as the proposal is acted on at the Annual Meeting. Each of FCIM LLC, FC Corp., Mr. Mathieson and Mr. Clark are deemed to indirectly beneficially own the shares of common stock of Mac-Gray held by Darlington and held by the Trustees in the Trust, and therefore, each of FCIM LLC, FC Corp., Mr. Mathieson and Mr. Clark could be deemed to have an interest in such stockholder proposals as they are acted on at the Annual Meeting.

Other than as stated in this Proxy Statement or in any of the Annexes attached hereto, (i) during the last 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of Mac-Gray; (iii) no Participant owns any securities of Mac-Gray which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of Mac-Gray during the past two years; (v) no part of the purchase price or market value of the securities of Mac-Gray owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement or understanding with any persons with respect to any securities of Mac-Gray, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, divisions of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of Mac-Gray; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Mac-Gray; (ix) no Participant nor any of their associates was a party to any transaction, or series of similar transactions, since the beginning of Mac-Gray’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Mac-Gray or any of its subsidiaries was or is a party, in which the amount involved exceeds $120,000; (x) no Participant nor any of their associates has any arrangement or understanding with any person with respect to any future employment by Mac-Gray or its affiliates, or with respect to any future transactions to which Mac-Gray or any of its affiliates will or may be a party; and (xi) no person, including each Participant, who is a party to an arrangement or understanding pursuant to which our Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted on at the Annual Meeting, other than an interest, if any, as a stockholder of Mac-Gray.

COST AND METHOD OF SOLICITATION

Solicitation of proxies pursuant to this Proxy Statement shall be made by the Participants. Fairview Capital Investment Management, LLC will bear the cost of our solicitation.

Fairview Capital Investment Management, LLC has entered into an agreement with Innisfree M&A Incorporated (“Innisfree”) for solicitation and advisory services in connection with our solicitation, for which Innisfree is to receive a fee not to exceed $        , plus reimbursement for its reasonable out-of-pocket expenses. Fairview Capital Investment Management, LLC has agreed to indemnify Innisfree against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to Innisfree pursuant to the foregoing provisions, we have been informed, that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that Innisfree will employ approximately persons to solicit proxies from Mac-Gray stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, our solicitation of proxies is estimated to be $        in total. These expenses include fees and expenses for attorneys, proxy solicitors, printing, postage, filing expenses and other costs incidental to our solicitation. Of this estimated amount, approximately $        has been spent to date. The actual costs and expenses could be materially different than the estimated amounts and, in particular, could be substantially higher if for any reason litigation is instituted in connection with the matters related to this proxy solicitation.

Fairview Capital Investment Management, LLC intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that either Mr. Clark or Mr. Ginsberg or both are elected, but does not intend to submit the issue of reimbursement to a vote of security holders.

ADDITIONAL INFORMATION

The mailing address of the principal executive offices of Mac-Gray is 404 Wyman Street, Suite 400, Waltham, MA 02415.

Certain information regarding the securities of Mac-Gray held by Mac-Gray’s directors, management and 5% stockholders is contained in Mac-Gray’s Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders of Mac-Gray must be received by Mac-Gray for inclusion in Mac-Gray’s Proxy Statement and form of proxy for that meeting is also contained in Mac-Gray’s Proxy Statement. This information is expected to be contained in Mac-Gray’s public filings. The Participants take no responsibility for the accuracy or completeness of such information contained in Mac-Gray’s public filings.

FAIRVIEW CAPITAL HAS OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN MAC-GRAY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON MAC-GRAY’S CURRENT DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. PLEASE NOTE THAT BECAUSE FAIRVIEW CAPITAL WAS NOT INVOLVED IN THE PREPARATION OF MAC-GRAY’S PROXY STATEMENT, WE CANNOT REASONABLY CONFIRM THE ACCURACY OR COMPLETENESS OF CERTAIN INFORMATION CONTAINED THEREIN.

Date: March    , 2009

FAIRVIEW CAPITAL

FAIRVIEW CAPITAL INVESTMENT MANAGEMENT, LLC

DARLINGTON PARTNERS, L.P.

ANDREW F. MATHIESON

SCOTT W. CLARK

BRUCE C. GINSBERG

ANNEX A

Two Year Summary of Purchases and Sales of Securities of Mac-Gray

The following list indicates the date of each purchase and sale of common stock of Mac-Gray within the past two years, made by the Participants, as well as the quantity of shares and aggregate U.S. dollar amount in each such purchase and sale. Each of FCIM LLC, FC Corp., Mr. Mathieson and Mr. Clark are deemed to indirectly beneficially own the shares of common stock purchased or sold by the “Darlington Partners, L.P.” and “FCIM LLC” parties in the list below.

Trade Date	Quantity of Shares	U.S. Dollar Amount	Party to the Transaction
PURCHASES:

8/21/2007	2,900	$36,790	Darlington Partners, L.P.
8/22/2007	2,100	$25,900	Darlington Partners, L.P.
9/14/2007	1,300	$16,918	Darlington Partners, L.P.
9/17/2007	3,800	$48,009	Darlington Partners, L.P.
9/20/2007	600	$7,475	Darlington Partners, L.P.
10/5/2007	2,800	$33,886	Darlington Partners, L.P.
11/2/2007	2,100	$26,040	Darlington Partners, L.P.
11/8/2007	600	$7,230	Darlington Partners, L.P.
11/9/2007	100	$1,205	Darlington Partners, L.P.
11/13/2007	6,840	$81,745	Darlington Partners, L.P.
11/19/2007	5,000	$56,376	Darlington Partners, L.P.
11/26/2007	1,900	$19,955	Darlington Partners, L.P.
12/3/2007	10,000	$120,500	Darlington Partners, L.P.
12/18/2007	17,300	$181,103	Darlington Partners, L.P.
1/2/2008	18,310	$202,326	Darlington Partners, L.P.
1/29/2008	5,900	$65,011	Darlington Partners, L.P.
3/7/2008	12,396	$137,441	Darlington Partners, L.P.
3/10/2008	100	$1,135	Darlington Partners, L.P.
3/17/2008	7,700	$85,518	Darlington Partners, L.P.
3/18/2008	400	$4,540	Darlington Partners, L.P.
3/19/2008	3,300	$37,620	Darlington Partners, L.P.
3/20/2008	2,100	$24,255	Darlington Partners, L.P.
3/31/2008	11,500	$130,261	Darlington Partners, L.P.
4/17/2008	25,000	$238,728	Darlington Partners, L.P.
4/18/2008	10,000	$91,004	Darlington Partners, L.P.
4/21/2008	20,000	$180,628	Darlington Partners, L.P.
4/22/2008	15,000	$135,750	Darlington Partners, L.P.
4/24/2008	15,000	$135,750	Darlington Partners, L.P.
6/2/2008	10,000	$100,500	Darlington Partners, L.P.
6/4/2008	14,700	$147,925	Darlington Partners, L.P.

12/30/2008	10,000	$65,415	FCIM LLC
12/30/2008	14,000	$91,575	FCIM LLC
12/30/2008	5,000	$32,715	FCIM LLC
12/30/2008	8,000	$52,335	FCIM LLC
12/30/2008	4,000	$26,175	FCIM LLC

A-1

SALES:

10/10/2008	5,000	$50,000	Darlington Partners, L.P.
10/13/2008	100	$995	Darlington Partners, L.P.
10/14/2008	1,600	$16,400	Darlington Partners, L.P.
12/30/2008	2,900	$18,850	Darlington Partners, L.P.
12/30/2008	2,100	$13,650	Darlington Partners, L.P.
12/30/2008	1,300	$8,450	Darlington Partners, L.P.
12/30/2008	3,800	$24,700	Darlington Partners, L.P.
12/30/2008	600	$3,900	Darlington Partners, L.P.
12/30/2008	2,800	$18,200	Darlington Partners, L.P.
12/30/2008	2,100	$13,650	Darlington Partners, L.P.
12/30/2008	600	$3,900	Darlington Partners, L.P.
12/30/2008	100	$650	Darlington Partners, L.P.
12/30/2008	3,300	$21,450	Darlington Partners, L.P.
12/30/2008	18,310	$119,014	Darlington Partners, L.P.
12/30/2008	3,090	$20,085	Darlington Partners, L.P.

3/26/2007	9,400	$147,240	FCIM LLC
3/27/2007	9,600	$149,278	FCIM LLC
3/28/2007	300	$4,680	FCIM LLC
3/29/2007	5,000	$77,759	FCIM LLC
3/29/2007	1,900	$29,550	FCIM LLC
3/29/2007	5,000	$77,762	FCIM LLC
4/12/2007	3,100	$47,896	FCIM LLC
4/12/2007	4,000	$61,801	FCIM LLC
4/12/2007	5,000	$77,251	FCIM LLC
4/12/2007	12,900	$199,308	FCIM LLC
4/19/2007	700	$11,198	FCIM LLC
4/19/2007	5,500	$87,984	FCIM LLC
4/19/2007	8,000	$127,977	FCIM LLC
4/19/2007	1,500	$23,996	FCIM LLC
4/19/2007	3,100	$49,591	FCIM LLC
4/19/2007	8,000	$127,977	FCIM LLC
4/19/2007	800	$12,798	FCIM LLC
4/20/2007	7,350	$117,434	FCIM LLC
5/4/2007	3,700	$57,400	FCIM LLC
5/4/2007	3,600	$56,709	FCIM LLC
5/25/2007	3,241	$51,389	FCIM LLC
6/1/2007	21	$324	FCIM LLC
6/4/2007	10,000	$154,501	FCIM LLC
6/22/2007	500	$7,535	FCIM LLC
6/22/2007	712	$10,730	FCIM LLC
6/22/2007	5,000	$75,349	FCIM LLC
6/22/2007	2,000	$30,140	FCIM LLC
6/22/2007	3,000	$45,209	FCIM LLC
6/22/2007	10,000	$150,698	FCIM LLC
6/22/2007	1,288	$19,410	FCIM LLC
6/25/2007	500	$7,527	FCIM LLC
6/26/2007	3,300	$50,153	FCIM LLC
6/28/2007	2,400	$36,607	FCIM LLC
7/2/2007	8,200	$123,853	FCIM LLC
7/5/2007	5,970	$90,689	FCIM LLC
7/6/2007	588	$8,911	FCIM LLC
7/6/2007	5,682	$86,108	FCIM LLC
7/6/2007	8,330	$126,238	FCIM LLC
7/9/2007	11,300	$176,521	FCIM LLC
7/9/2007	4,318	$67,453	FCIM LLC
11/3/2008	3,000	$22,503	FCIM LLC

A-2

IMPORTANT

1. If your shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, Innisfree M&A Incorporated, in the postage-paid envelope provided, or follow the instructions on the enclosed GOLD proxy card to submit a proxy by telephone or Internet.

2. If your shares are held in the name of a brokerage firm, bank, custodian or other nominee, you will receive voting material from that firm. You should complete the firm’s GOLD voting instruction form and return it as requested by the firm. If the firm permits stockholders to submit voting instructions through the Internet or by telephone, the voting instruction form will contain instructions on how to access those voting methods.

3. If you have already submitted a             proxy card to Mac-Gray for the Annual Meeting, you may revoke it and have your shares voted FOR the election of Scott W. Clark and Bruce C. Ginsberg and FOR Proposals 2 and 3 by signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting or by following the instructions on the GOLD proxy card to submit a proxy by telephone or Internet, which must be dated and submitted after any proxy you may have submitted to Mac-Gray. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING.

If you have questions or need assistance voting your shares, contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free at: (888) 750-5834

Banks and Brokers Call Collect at: (212) 750-5833

PLEASE VOTE TODAY!

SEE REVERSE

SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

PRELIMINARY COPY—SUBJECT TO COMPLETION

MAC-GRAY CORPORATION

2009 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY FAIRVIEW CAPITAL, FAIRVIEW CAPITAL INVESTMENT MANAGEMENT, LLC, DARLINGTON PARTNERS, L.P., ANDREW F. MATHIESON, SCOTT W. CLARK AND BRUCE C. GINSBERG (COLLECTIVELY, “FAIRVIEW CAPITAL”).

G O L D

The undersigned, revoking all proxies previously given, hereby appoints and constitutes Andrew F. Mathieson and Scott W. Clark, or any of them, as attorneys and proxies, with full power of substitution and resubstitution, to represent the undersigned at the Annual Meeting of Stockholders of Mac-Gray Corporation (“Mac-Gray”) to be held on May 8, 2009 at 10:00 a.m. local time, at the Goodwin Procter LLP Conference Center, Second Floor, 53 State Street, Boston, Massachusetts 02109, and at any adjournments or postponements thereof, to vote all shares of common stock of Mac-Gray held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.

P
R O X Y	Upon proper execution of this proxy, all shares of common stock of Mac-Gray held or owned by the undersigned will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE WITH RESPECT TO THE ELECTION OF A DIRECTOR OR A PROPOSAL, ALL SUCH SHARES WILL BE VOTED AS FOLLOWS WITH RESPECT TO ANY SUCH DIRECTOR OR PROPOSAL: (I) FOR SCOTT W. CLARK AND BRUCE C. GINSBERG AND (II) FOR PROPOSALS 2 AND 3.

YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Mac-Gray Corporation

Common Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT

AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Submit a proxy by Telephone – Please call toll-free in the U.S. or Canada at 1-XXX-XXX-XXXX, on a touch-tone telephone. If outside the U.S. or Canada, call 1-XXX-XXX-XXXX. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.	Submit a proxy by Internet – Please access https://www.proxyvotenow.com/ , and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may submit a proxy by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet proxy authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Submit a proxy by Mail – If you do not wish to submit a proxy by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Fairview Capital, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155

▼ TO SUBMIT A PROXY BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

PROPOSAL 1: Election of Directors

FAIRVIEW CAPITAL RECOMMENDS A VOTE FOR THE ELECTION OF SCOTT W. CLARK AND

BRUCE C. GINSBERG

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE WRITTEN BELOW

Nominees to Class III:	(01) Scott W. Clark (02) Bruce C. Ginsberg	☐	☐	☐

PROPOSAL 2: Approval of the stockholder proposal to request that the Board of Directors initiate the appropriate processes to amend Mac-Gray’s bylaws and each appropriate governing document to provide for a majority vote standard for the election of directors in uncontested elections.

FAIRVIEW CAPITAL RECOMMENDS A VOTE FOR PROPOSAL 2

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3: Approval of the stockholder proposal to request that the Board of Directors, in compliance with applicable law, take the steps necessary to declassify the Board by reorganizing the Board into one class subject to election each year.

FAIRVIEW CAPITAL RECOMMENDS A VOTE FOR PROPOSAL 3

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Dated: , 2009

Signature(s)

Signature (if held jointly)

Title(s), if any

Please sign exactly as your name(s) appear(s) hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.